                                                                    Exhibit 10.1


                                AMENDMENT NO. 4


                                       to


                                CREDIT AGREEMENT


                                    between


                         CAPTEC NET LEASE REALTY, INC.
                      a Michigan corporation, as borrower


                                      and


                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                      a Delaware limited liability company
            (as successor to CS First Boston Mortgage Capital Corp.,
                          its successors and assigns),
                                   as lender



                                October 23, 1997







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                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                      -----------------------------------


         This Amendment No. 4 ("Amendment") to that certain Credit Agreement dated February 26, 1996, as previously amended (the "Credit Agreement"), by and between Captec Net Lease Realty, Inc., a Michigan corporation, as borrower ("Borrower") and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (successor to CS First Boston Mortgage Capital Corp., a Delaware corporation), its successors and assigns, as lender ("Lender") is entered into as of the 23rd day of October, 1997. Capitalized terms used and not defined herein shall have the meanings attributed to them in the Credit Agreement.

         This Amendment is being entered into for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the following conditions and limitations, the parties hereto agree to amend the Credit Agreement as follows:


         1. SECTION 1(e)(i): Section 1(e)(i) is hereby amended by deleting the amendment to Section 1(e)(i) which was effected in paragraph 4 of Amendment No. 2 dated June 26, 1997 ("Amendment No. 2") and substituting therefor the following:


                  PROVIDED, HOWEVER, upon (1) the completion by Borrower of an S.E.C.-registered public offering of common stock of the Borrower (in accordance with the applicable provisions of the Credit Facility Documents) and (ii) written certification of same by Borrower to Lender, the Revolving Loan Rate shall be reduced to a rate per annum equal to the LIBOR Rate plus 1.750% (the "Adjusted Revolving Loan Rate"):

         2. SECTION 3(e)(ii): Section 3(e)(ii) is hereby amended by deleting the amendment of Section 3(e)(ii) which was effected in paragraph 5 of Amendment No. 2 and substituted therefor the following:

                  The principal amount outstanding of all Revolving Loans and Improvement Loans shall not exceed 71.5% of the Eligible Borrowing Base PROVIDED, HOWEVER, that after the Supplemental Expiration Date (as defined in Amendment No. 3 to the Credit Agreement), the principal



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                  amount outstanding of all Revolving Loans and Improvement
                  Loans related to Loan Asset Categories (i) and (ii), as identified in the definition of Eligible Borrowing Base, shall also not exceed an amount equal to 95.0% of the capitalized cost of all of the Loan Assets in such Loan Asset Categories (the "Loan to Value Requirement").

         3. SECTION 1(f): Section 1(f) is hereby amended by inserting at the end thereof the following:


                  , provided however, after the completion by Borrower of an S.E.C.-registered public offering of common stock of the Borrower (in accordance with the applicable provisions of the Credit Facility Documents) and provided this Agreement is in full force and effect and no default on the part of the Borrower exists hereunder, certain of the proceeds of the Revolving Loans may be advanced to Borrower ("Dividend Advance(s)") for the sole purpose of payment of dividends by Borrower, provided: (i) such outstanding Dividend Advance(s) in the aggregate value shall not exceed fifty percent (50%) of the aggregate value equal to the lesser of (A) eighty-five percent (85%) of the Appraised Value, or (B) ninety-five percent (95%) of the capitalized cost, of Properties which are unencumbered by any superior mortgages or liens at the time of the Dividend Advance(s) and which are provided by Borrower to Lender as additional security and subject to a first lien of Lender under this Agreement for the Dividend Advance(s) (the "Dividend Advance(s) Collateral"); such Dividend Advance(s) outstanding shall not exceed an aggregate amount of Five Million ($5,000,000) Dollars in any fiscal quarter and (iii) the amount of any such Dividend Advance(s) shall be repaid by Borrower to Lender within thirty (30) days of the date of any such Dividend Advance(s), (the "Dividend Advance Repayment Date") at which time such Dividend Advance(s) Collateral shall be released from the lien of Lender. Failure by Borrower to repay to Lender any Dividend Advance(s) on or before the Dividend Advance Repayment Date shall constitute an Event of Default under Section 6 of this Agreement.



         4. REPRESENTATIONS. Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by Borrower and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms;


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         5.       CREDIT AGREEMENT IN FULL FORCE AND EFFECT; NO NOVATION. This
                  Amendment is expressly made supplemental to and a part of the Credit Agreement and the Credit Agreement is in all respects ratified and confirmed, and all of the terms, conditions and provisions thereof, as amended hereby, are and shall continue to remain in full force and effect. The modifications of the terms of the Credit Agreement and the execution and delivery of this Amendment are not intended to constitute, and shall not be deemed to be, a novation.


         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when executed, are and shall continue to be an original, but all of which together shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

LENDER                                       BORROWER
------                                       --------

CREDIT SUISSE FIRST BOSTON                   CAPTEC NET LEASE REALTY, INC.,
MORTGAGE CAPITAL LLC (as                     a Michigan corporation
successor to CS First Boston Mortgage
Capital Corp.), a Delaware limited
liability company


By:                                          By: /s/ Gary A. Bruder
   -----------------------------------           -------------------------------
   Name:                                         Name:  GARY A. BRUDER
   Title:                                        Title: VICE PRESIDENT


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                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------

         This Amendment ("Amendment") to that certain Credit Agreement dated February 26, 1996, as previously amended (the "Credit Agreement"), by and between Captec Net Lease Realty, Inc., a Michigan corporation, as borrower ("Borrower") and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (successor to CS First Boston Mortgage Capital Corp., a Delaware corporation), its successors and assigns, as lender ("Lender") is entered into as of the 2nd day of October, 1997. Capitalized terms used and not defined herein shall have the meanings attributed to them in the Credit Agreement.

         This Amendment is being entered into for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the following conditions and limitations, the parties hereto hereby agree to amend the Credit Agreement as follows:


         1. SECTION 1(e) Section 1(e) is hereby amended by inserting at the end thereof the following:

                  (iv) Borrower agrees to pay to Lender interest on those certain (i) Revolving Loans and (ii) Loan Assets which have been and will be funded pursuant to the Supplementary Loans (defined below) at a rate equal to twenty-five (25%) percent per annum.

         2. SECTION 2(b) Section 2(b) is hereby further amended by inserting at the end thereof the following:

                  In addition, Borrower shall be required to repay to Lender all principal and interest on those certain Revolving Loans and the Loan Assets which are advanced pursuant to the, Supplementary Loans (hereinafter the "Expiration Date Payment Amount") on the date which is the earlier of (i) six (6) months from the date hereof, or (ii) ten (10) days after the completion by Borrower of an S.E.C.-registered public offering of common stock of the Borrower (in accordance with applicable provisions of the Credit Facility Documents) (the "Supplemental Expiration Date").

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          3.       SECTION 3(e)(ii) Section 3(e)(ii) is hereby amended by
                   inserting at the end thereof the following:

                  (ii) Notwithstanding the provisions of the preceding sentence, prior to the Supplemental Expiration Date, Lender will advance additional sums to Borrower in excess of the Loan to Value Requirement (each a "Supplementary Loan"), in an aggregate amount not to exceed the lesser of: (i) the difference between 100% of the Modified Eligible Borrowing Base (defined herein) and the Loan to Value Requirement per the Eligible Borrowing Base or (ii) Eight Million Dollars ($8,000,000).

         4. SECTION 7. Section 7 is hereby amended to insert at the end thereof the following:

                  (c) Should the Borrower fail to pay the Expiration Date Payment Amount which is due pursuant to Section 1(e)(iv) at the Supplemental Expiration Date, then the Lender shall have the right but not the obligation to purchase ten (10%) percent of the common stock issued by the Borrower prior to any S.E.C.-registered public offering of common stock of the Borrower at the aggregate price of one dollar ($1.00) (the "Strike Price") in addition to such Expiration Date Payment Amount. Lender's rights under this Section 7(c) shall expire, if not exercised, two years after the Supplemental Expiration Date.

          5. MODIFIED ELIGIBLE BORROWING BASE shall mean an amount (excluding Exempted Loan Investments) equal to the sum of the following loan asset ("Loan Asset") values: (i) the lesser of:
                  (A) eighty-five percent (85%) of the Appraised Value of all of Borrower's Properties not subject to current Improvements or
                  (B) ninety-five percent (95%) of the capitalized cost of all of Borrower's Properties not subject to current Improvements;
                  (ii) seventy-five percent (75%) of the lesser of: (A) eighty-five percent (85%) of the Appraised Value of all of Borrower's Properties subject to Improvement Loans or (B) ninety-five percent (95%) of the budgeted cost of all of Borrower's Properties subject to Improvement Loans which, as a fraction of Revolving Loans shall not exceed twenty (20%) percent thereof in the aggregate; (iii) seventy-one and one half percent (71.5%) of the outstanding principal amount of all Loan Investments held by the Borrower as a fraction of Revolving Loans which shall not exceed 25% in the aggregate, provided however, in no event shall the value of each Loan Asset in (i) through (vi) of this Section 6(a)

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                  includible in the Eligible Borrowing Base exceed the specific limitation for each such Loan Asset Category, as defined below, contained therein; (iv) fifty-three and 625/1000 percent (53.625%) of the outstanding principal amount of Secondary Loan Investments held by the Borrower which shall not exceed Five Million ($5,000,000) Dollars in the aggregate;
                  (v) fifty-three and 625/1000 percent (53.625%) of the outstanding principal amount of Subordinated Loan Investments held by the Borrower and which shall not exceed Three Million ($3,000,000) dollars in the aggregate; and (vi) seventy-one and one half percent (71.5%) of the Borrower's net investment (as defined in the Borrower's annual financial statements) in all Financing Leases held by Borrower as a fraction of Revolving Loans which shall not exceed 15% thereof in the aggregate, LESS the lesser of eighty-five percent (85%) of the Appraised Value or ninety-five percent (95%) of the capitalized cost of any Property which is either (A) encumbered by a superior mortgage or deed of trust in favor of a party other than Lender of (B) for which a payment is overdue by a period of sixty (60) days pursuant to a loan held by Borrower of for which a payment is overdue by a period of sixty (60) days pursuant to a Lease between Borrower, as Lessor, and Lessee (each of (i) through (vi) referred to as a "Loan Asset Category" and collectively as "Loan Asset Categories"); PROVIDED, HOWEVER, such Modified Eligible Borrowing Base shall remain in effect subject to receipt by Lender of (i) a Monthly Loan Asset Performance Information Report, as defined below; and (ii) a Notice of Borrowing which shall be accompanied by (A) a Transactional Loan Asset Performance Information Report, as defined below; and (B) a certificate, executed by Borrower, in which Borrower (a) represents and warrants that the creditworthiness of the Loan Asset is consistent with the Borrower's Underwriting Guidelines pursuant to Exhibit Q of the Credit Facility; (b) represents and warrants that no event of default has occurred and is still occurring with respect to any obligor of Borrower with respect to any Loan Asset Category except payment defaults by any obligor of Borrower and which payment defaults are for a period of less than sixty (60) days and (c) certifies the accurateness and completeness in all material respects of the information provided.

         6.       REPRESENTATIONS. Borrower represents and warrants as follows:

                  (i) this Amendment has been duly authorized, executed and delivered by Borrower and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding


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
                           obligation of Borrower enforceable in accordance with its terms;

                  (ii)     the representations and warranties contained in
                           Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on the date hereof.

         7. CREDIT AGREEMENT IN FULL FORCE AND EFFECT: NO NOVATION. This Amendment is expressly made supplemental to and a part of the Credit Agreement and the Credit Agreement is in all respects ratified and confirmed, and all of the terms, conditions and provisions thereof, as amended hereby, are and shall continue to be and remain in full force and effect. The modifications of the terms of the Credit Agreement and the execution and delivery of this Amendment are not intended to constitute, and shall not be deemed to be, a novation.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when executed, are and shall continue to be an original, but all of which together shall constitute one and the same instrument.

         9. TERMINATION. This Amendment shall terminate on the Supplemental Expiration Date. However, in the event that the Expiration Date Payment amount shall not be received by Lender upon the Supplemental Expiration Date, then Lender, in its sole and absolute discretion, may elect to either (i) continue to receive interest pursuant to Section 1(e)(iv) on all outstanding Supplementary Loans, or (ii) declare an Event of Default under the Credit Facility and the Lender's rights under Section 7(c) of this Agreement shall survive.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


LENDER                                         BORROWER
------                                         --------

CREDIT SUISSE FIRST BOSTON               CAPTEC NET LEASE REALTY, INC.,
MORTGAGE CAPITAL LLC (as                 a Michigan corporation
successor to CS First Boston Mortgage
Capital Corp.), a Delaware limited
liability company.



By:  /s/ Emily Youssouf                  By: /s/ Gary A. Bruder
   -------------------------------          ---------------------------------
     Name:  Emily Youssouf                   Name: Gary A. Bruder
     Title: Director                         Title: Vice President